UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MARCH 2, 2011


                          AMERICAN PARAMOUNT GOLD CORP.
             (Exact name of registrant as specified in its charter)

         NEVADA                     333-138148                   20-5243308
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

130 KING ST. WEST SUITE 3670 TORONTO, ONTARIO CANADA              M5X 1A9
    (Address of principal executive offices)                     (Zip Code)

                             (416) 214-5640 EXT. 222
               Registrant's telephone number, including area code

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 2, 2011, we cancelled 5,400,000 stock options previously granted on October 6, 2010 to various directors, officers, and consultants of the Company pursuant to our 2010 Stock Plan. The cancelled options constituted all of the active stock options of the Company as at the cancellation date and were variably exercisable for a term of 2 or 5 years at an exercise price of $0.68 per share. The cancellations were made in accordance with cancellation agreements between the Company and the respective option holders described in the table below.

Also on March 2, 2011, we granted 5,150,000 stock options to the officers, directors, and consultants of the Company described below in accordance with our 2010 Stock Option Plan. We issued the stock options to six (6) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to three (3) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

                                                                                    Exercise    Total Number
Name and Title of                                                   Vesting         Price Per    of Options
Option Recipient           Grant Date        Expiry Date       Commencement Date     Shares       Granted
----------------           ----------        -----------       -----------------     ------       -------
J. Trevor Eyton,          March 2, 2011      March 2, 2016       March 2, 2011        $0.12      1,000,000
Director

Hugh Aird, President,     March 2, 2011      March 2, 2016       March 2, 2011        $0.12      1,000,000
CEO and Director

Wayne Parsons, former     March 2, 2011      March 2, 2016       March 2, 2011        $0.12      1,000,000
President, CEO, CFO
and current Director

Steve Cook, Consultant    March 2, 2011      March 2, 2016       March 2, 2011        $0.12        500,000

Leland Verner,            March 2, 2011      March 2, 2016       March 2, 2011        $0.12        500,000
former Director

H. Neville Rhoden,        March 2, 2011      March 2, 2016       March 2, 2011        $0.12        500,000
Director

Ann M. Dumyn, CFO,        March 2, 2011      March 2, 2016       March 2, 2011        $0.12        500,000
Secretary, Treasurer

Dan Gravelle,             March 2, 2011      March 2, 2013       March 2, 2011        $0.12         75,000
former sole officer
and Director

Peter Jenks, former       March 2, 2011      March 2, 2013       March 2, 2011        $0.12         75,000
Director                                                                                         ---------

                                                                                      Total      5,150,000
                                                                                                 =========

We carried out the cancellation and issuance of the options in order to provide incentive compensation to our officers, directors and consultants that is reflective of the current market value of the Company's common stock. The option exercise price of $0.12, determined pursuant to the Company's 2010 Stock Option Plan, was the closing price of the Company's common stock as quoted on the OTC Bulletin Board under the symbol "AGPA.OB" on March 1, 2011.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 2010 Stock Option Plan

10.2 Form of Stock Option Agreement

10.3 Form of Option Cancellation Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.


/s/ Hugh Aird
----------------------------------------
Hugh Aird
President and Director
Date: March 7, 2011

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